SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 5, 2009

 (Date of earliest event report)

WEYERHAEUSER COMPANY

 (Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification
incorporation or		Number)
organization)

Federal Way, Washington 98063-9777
(Address of principal executive offices)

(zip code)

Registrant’s telephone number, including area code:
(253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02.  Results of Operations and Financial Condition
Item 9.01.  Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1
EXHIBIT 99.2

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C., 20549

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 5, 2009, Weyerhaeuser Company issued a press release announcing its financial results for the fiscal quarter ended March 31, 2009.  Copies of the press release and the exhibits thereto are furnished as Exhibits 99.1 and 99.2 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	The following items are filed as exhibits to this report:

99.1	Press release, dated May 5, 2009 issued by Weyerhaeuser Company

99.2	Exhibits to Press release, dated May 5, 2009 issued by Weyerhaeuser Company

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

Date: May 5, 2009	By:	/s/ Jeanne Hillman
Title: Vice President and Chief Accounting Officer